Exhibit 99.1

Power Solutions International, Inc. Acquires MTL Manufacturing & Equipment Inc.

Power Solutions International, Inc. (PSI) acquires welding and steel component manufacturer MTL Manufacturing & Equipment Inc.

WOOD DALE, Ill., March 2 27, 2026 (GLOBE NEWSWIRE) — Power Solutions International, Inc. (Nasdaq: PSIX), a leader in the design, engineering and manufacture of emissions-certified alternative-fuel and conventional power systems, is pleased to announce that it has acquired MTL Manufacturing & Equipment Inc. (MTL), a metal and steel manufacturing company based in Beloit, Wisconsin in close proximity to PSI’s enclosure manufacturing facilities.

MTL manufactures and supplies a range of fabricated products including switchgear subbases, electrical enclosure assemblies, and various size fuel tanks used in large power generation products for applications such as data centers. MTL’s abilities include full engineering capabilities, and vertically integrated manufacturing. MTL also holds several certifications including UL142, ULC S601 and UL2085. With over 3 decades of experience, MTL prides itself on being at the forefront of welding and steel fabrication utilizing the industry’s latest cutting-edge equipment and technology, including on-site, automated laser cutting, bending and forming, welding, state-of-the art paint and dry facilities. MTL has two locations in Beloit WI, totaling over 185,000 sq ft of manufacturing space.

PSI acquired 100% of the outstanding stock of MTL in a transaction financed through PSI’s existing cash reserves and assumption of certain equipment-related debt. “We are bringing together the efforts of the two companies and creating a strategic partnership between PSI and MTL,” said Dino Xykis, Chief Executive Officer of PSI. “MTL has a long history of engineering and manufacturing high quality products that are an integral part of our custom enclosures, as well as the market in general. We will bring the strengths of both companies together to take advantage of the data center market demands where capacity and vertical integration are key enablers to success.”

This acquisition is expected to enhance PSI’s competitive position in the data center market through vertical integration of MTL’s specialized manufacturing capabilities. The integration is designed to provide improved supply chain control, reduced lead times, and access to MTL’s established UL certifications.

MTL’s 185,000 square feet of manufacturing space and advanced production capabilities are anticipated to strengthen PSI’s ability to serve the growing demand for reliable power generation solutions in data center applications.

MTL’s current management team will continue to lead operations following the acquisition, ensuring continuity in customer relationships and operational excellence.

For more information on PSI, visit http://www.psiengines.com.

About Power Solutions International, Inc.

PSI is a leader in the design, engineering, and manufacture of a broad range of advanced, emission-certified engines, power systems, and accessories. PSI provides integrated turnkey solutions to leading global original equipment manufacturers and end-user customers within the power systems, industrial and transportation end markets. The Company’s unique in-house design, prototyping, engineering, and testing capabilities allow PSI to customize clean, high-performance engines using a fuel agnostic strategy to run on a wide variety of fuels, including natural gas, propane, gasoline, diesel, and biofuels.

PSI develops and delivers complete power systems that are used worldwide in stationary and mobile power generation applications supporting standby, prime, demand response and microgrid solutions, as well as products and packages supporting the rapidly growing data center markets.

PSI’s industrial segment provides engine and battery powertrain solutions to serve applications such as forklifts, agricultural and turf, arbor care, industrial sweepers, aerial lifts, irrigation pumps, ground support, and construction equipment. PSI’s transportation segment provides engine powertrain solutions to specialized applications such as terminal tractors, port equipment, military vehicles, and other non-road vocational vehicles.

About MTL Manufacturing & Equipment Inc.

MTL is located in Beloit WI operating from 185,000 sq ft of manufacturing space. MTL specializes in the welding and fabrication of steel components ranging from large switchgear subbases, electrical enclosure assemblies for data centers, as well as various size fuel tanks used in power generation. With full engineering capabilities, MTL currently holds UL142, ULC S601 and UL2085 certifications. MTL’s customer commitment, along with the ability to ship quality products with limited lead time has well established MTL in the marketplace.

Cautionary Note Regarding Forward-Looking Statements

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements regarding the current expectations of the Company about its prospects and opportunities. These forward-looking statements are entitled to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements may involve risks and uncertainties. These statements often include words such as “anticipate,” “believe,” “budgeted,” “contemplate,” “estimate,” “expect,” “forecast,” “guidance,” “may,” “outlook,” “plan,” “projection,” “should,” “target,” “will,” “would” or similar expressions, but these words are not the exclusive means for identifying such statements. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect the Company’s results of operations and liquidity and could cause actual results, performance or achievements to differ materially from those expressed in, or implied by, the Company’s forward-looking statements.

The Company cautions that the risks, uncertainties and other factors that could cause its actual results to differ materially from those expressed in, or implied by, the forward-looking statements include, without limitation: the impact of the macro-economic environment in both the U.S. and internationally on our business and expectations regarding growth of the industry; uncertainties arising from global events (including the Russia-Ukraine and Israel-Hamas conflicts), natural disasters or pandemics, and their impact on material prices; the effects of strategic investments on our operations, including our efforts to expand our global market share and actions taken to increase sales growth; risks related to successful integration of acquired operations; uncertainty regarding realization of anticipated synergies from acquisitions; potential disruption to operations during integration of acquired businesses; the ability to develop and successfully launch new products; labor costs and other employment-related costs; loss of suppliers and disruptions in the supply of raw materials; the Company’s ability to continue as a going concern; the Company’s ability to raise additional capital when needed and its liquidity; uncertainties around the Company’s ability to meet funding conditions under its financing arrangements and access to capital thereunder; the potential acceleration of the maturity at any time of the loans under the Company’s uncommitted revolving credit agreement through the exercise by any lender of its demand right in its Revolving Credit Agreement; the impact of rising interest rates; changes in economic conditions, including inflationary trends in the price of raw materials; our reliance on information technology and the associated risk involving potential security lapses and/or cyber-attacks; the ability of the Company to accurately forecast sales, and the extent to which sales result in recorded revenues; changes in customer demand for the Company’s products; volatility in oil and gas prices; the impact of U.S. tariffs on imports and exports; the impact of supply chain interruptions and raw material shortages, including compliance disruptions such as the UFLPA delaying goods from China; the potential impact of higher warranty costs and the Company’s ability to mitigate such costs; any delays and challenges in recruiting and retaining key employees consistent with the Company’s plans; the potential effects of damage to our reputation or other adverse consequences if our employees, suppliers, sub-suppliers or other contract parties, agents or business partners violate anti-bribery, competition, export and import, trade sanctions, data privacy, environmental, human rights or other laws; the impact of unanticipated changes in our effective tax rate, the adoption of new tax legislation or exposure to additional income tax liabilities; and the risks and uncertainties described in reports filed by the Company with the SEC, including without limitation its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and the Company’s subsequent filings with the SEC.

The Company’s forward-looking statements are presented as of the date hereof. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT: Power Solutions International, Inc.

William Buzogany

Senior Legal Counsel

+1 (773) 425-2323

IR@psiengines.com

Power Solutions International, Inc.

Kenneth Li

Chief Financial Officer

+1 (630) 284-9719

Source: Power Solutions International, Inc.